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                                                                    EXHIBIT 99.1

Slide 1

Annual Shareholder Meeting
November 16, 2001

24 Years of Innovation

Graphic: Photographs of products designed, developed, manufactured or proprietary of Colorado MEDtech, Inc.

Graphic:  Colorado MEDtech, Inc. logo

Slide 2

Safe Harbor Statement


The statements in this presentation that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements can be identified by the use of words such as "believes," "expects", "intends," "may," "will," "should," "anticipated" or comparable terminology or by discussions of strategy. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot assure that these expectations will prove to be correct. Such statements involve risks and uncertainties including, but not limited to, the risk that the Company's existing level of orders may not be indicative of the level or trend of future orders, the risk that the Company may not successfully complete the work encompassed by current or future orders, the risk that unforeseen technical or production difficulties may adversely impact project timing and financial performance, the risk that the management changes will not produce the desired results, the risk of existing and potential litigation, the risks associated with regulation by the Federal Food and Drug Administration including compliance with the Quality System Regulation, the risk that acquired companies cannot be successfully integrated with the Company's existing operations, the risk that a downturn in general economic conditions or customer budgets may adversely affect research and development and capital expenditure budgets of potential customers upon which the Company is dependent and other factors as are more fully described in the Company's documents filed from time to time with the Securities and Exchange Commission. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. The Company disclaims any intention or obligation to update publicly or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Graphic:  Colorado MEDtech, Inc. logo

Slide 3

Agenda

-    FY 2001 Highlights
-    FY 2001 Technology Demonstration


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-    Why This Is a Good Business
-    Growth Strategies
-    The Future of Colorado MEDtech
-    Questions & Answers

Graphic: Photograph of TheraSense(TM)PDA-based glucose meter

Graphic:  Colorado MEDtech, Inc. logo

Slide 4

FY 2001 Highlights

Graphic: Photographs of products designed, developed, manufactured or proprietary of Colorado MEDtech, Inc.

Graphic:  Colorado MEDtech, Inc. logo

Slide 5

FY 2001: A Transition Year

-    We expected a transition year as we focused on infrastructure
-    We worked through challenges
-    We are now poised to move forward

Graphic: Photograph of TheraSense(TM)PDA-based glucose meter

Graphic:  Colorado MEDtech, Inc. logo

Slide 6

Goals We Set

Strengthen management team
Improve quality systems and infrastructure
Integrate business operations
Expand the business

Graphic: Drawing with the word "Goals" in center; arrows indicating each of the goals set as listed above

Graphic:  Colorado MEDtech, Inc. logo

Slide 7


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Unexpected Challenges

FDA warning letter
Cancellation of manufacturing program by Hitachi

Graphic:  Colorado MEDtech, Inc. logo

Slide 8

FY 2001

A year of significant accomplishments

Graphic:  Colorado MEDtech, Inc. logo

Graphic: Arrow backing photographs of products designed, developed, manufactured or proprietary of Colorado MEDtech, Inc.

Slide 9

Accomplishments

Strengthened management team

Added 4 new players to executive team:
-    Division President
-    VP Quality & Regulatory Affairs
-    Senior VP Product Development & Technology
-    VP Sales

Strongest and most experienced team

Graphic:  Photograph of Cochlear, Inc.'s Crystal Integrity Test System(TM)

Graphic:  Colorado MEDtech, Inc. logo

Slide 10

Accomplishments

Improved quality systems

-    Implemented comprehensive quality program
-    Hired experienced personnel
-    Achieved resolution of FDA warning letter


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Graphic:  Photograph of Xanthon Xpression Analysis System(TM)

Graphic:  Colorado MEDtech, Inc. logo

Slide 11

Accomplishments

Focused business by integrating operations

-    Restructured manufacturing
     - savings of $2M
-    Divested non-core business
     - CMED Catheter for $1.3M cash
-    Phased out 2 units
     - CMED Automation
     - BioMed Y2K

Graphic:  Photograph of CIVCO engineers in front of CAD workstation

Graphic:  Colorado MEDtech, Inc. logo

Slide 12

Accomplishments

Expanded the business

-    Introduced Link-iT(TM)
     - medical device connectivity technology
-    Allied with Red-M(TM)
     - provider of Bluetooth(TM)wireless connectivity solutions
-    Acquired imaging products line from ATL Ultrasound
     - strengthens our medical products segment

Introduced leading-edge technologies
Strengthened our intellectual property

Graphic: zPhotograph of Link-iT(TM)medical device connectivity module shown with Nellcor Puritan Bennett, Inc. pulse oximeter. Photo used by permission of Nellcor Puritan Bennett, Inc.

Graphic:  Colorado MEDtech, Inc. logo

Slide 13

Accomplishments

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Positive results in a transition year

Revenues

Graph comparing fiscal year 2000 and fiscal year 2001
($ in millions)

FY2000 $74M
FY2001 $77M
+4% (with graphic of arrow)

Booked Orders

Graph comparing fiscal year 2000 and fiscal year 2001
($ in millions)

FY2000 $65M
FY2001 $85M
+31% (with graphic of arrow)

Graphic:  Colorado MEDtech, Inc. logo

Slide 14

Accomplishments

Positive results in a transition year

Backlog

Graph comparing fiscal year 2000 and fiscal year 2001
($ in millions)

FY2000 $29M
FY2001 $37M
+28% (with graphic of arrow)

New Customers

Graph comparing fiscal year 2000 and fiscal year 2001

FY2000 17
FY2001 28
+65% (with graphic of arrow)


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Graphic:  Colorado MEDtech, Inc. logo

Slide 15

FY 2001 Technology Demonstration

Graphic: Photographs of products designed, developed, manufactured or proprietary of Colorado MEDtech, Inc.

Graphic:  Colorado MEDtech, Inc. logo

Slide 16

What is Connectivity?

-    Ability to connect medical devices to hospital computer systems
-    Hard-wired or wireless
-    Connectivity supports:
     - Value-added use of information
     - Improved patient care

Graphic: Photograph of Link-iT(TM)medical device connectivity module shown with Nellcor Puritan Bennett, Inc. pulse oximeter

Graphic:  Colorado MEDtech, Inc. logo

Slide 17

Introducing Link-iT(TM) Technology

-    Link-iT is a hardware and software solution
-    Proprietary technology under provisional patent
-    Value-added connection of:
     - Instruments
     - Hospital information systems
     - Care providers

Graphic: Photograph of Link-iT(TM)medical device connectivity module shown with Nellcor Puritan Bennett, Inc. pulse oximeter

Graphic:  Colorado MEDtech, Inc. logo

Slide 18

Link-iT(TM) Advantages

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-    Meets current market needs for interconnection
-    Platform for providing:
     - Patient billing
     - Remote instrument servicing
     - Monitoring of consumable use

Graphic: Photograph of Link-iT(TM)medical device connectivity module shown with Nellcor Puritan Bennett, Inc. pulse oximeter

Graphic:  Colorado MEDtech, Inc. logo

Slide 19

What is Gene Expression?

-    Genes determine the role of cells
-    Modern pharmaceuticals affect genes and cell function
- Gene Expression Analysis is a tool to understand how drugs impact certain genes
-    Used to identify promising compounds

Graphic:  Photograph of Xanthon Xpression Analysis System(TM)

Graphic:  Colorado MEDtech, Inc. logo

Slide 20

New Technology: Xanthon

Colorado MEDtech designed, developed and is manufacturing

-    Supports rapid gene expression
-    Leverages  patented detection chemistry
-    Surpasses conventional, biochemical-based approaches

Colorado MEDtech designed, developed and is now manufacturing

Graphic:  Photograph of Xanthon Xpression Analysis System(TM)

Graphic:  Colorado MEDtech, Inc. logo

Slide 21

Making a Difference

-    Excitement in technology
-    Excitement in healthcare applications

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-    Excitement in our business sector

Graphic:  Photograph of nurse at computer

Graphic:  Colorado MEDtech, Inc. logo

Slide 22

Why This is a Good Business

Graphic: Photographs of products designed, developed, manufactured or proprietary of Colorado MEDtech, Inc.

Graphic:  Colorado MEDtech, Inc. logo

Slide 23

Why This is a Good Business

1.   Positioned in a long-term growth market
2.   Focused on attractive niche
3.   Customers include industry leaders
4.   Full service OneSource OutSource(TM)
5.   Strong financial position

Graphic:  Colorado MEDtech, Inc. logo

Slide 24

1.   Positioned in Long-Term Growth Market

Electronics Manufacturing Services (EMS) Market ($B)

Graph depicting estimated growth of the EMS market

1998 $90 billion
2001 $130 billion
2004 $260 billion

Graphic:  arrow marked "CAGR 28%"

Worldwide estimates for 2001. Sources: Frost & Sullivan, Robert W. Baird & Co., Inc.

Graphic:  Colorado MEDtech, Inc. logo

Slide 25


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1.   Positioned in Long-Term Growth Market

Medical Device Market in which Colorado MEDtech Operates ($B)

Graph depicting estimated growth of the medical device market

1998 $2.4
1999 $3.1
2000 $3.4
2001 $3.6
2002 $3.9
2003 $4.2
2004 $4.6

Graphic:  arrow marked "CAGR 8.3%"

Worldwide estimates. Sources: Frost & Sullivan, Contract Manufacturing Market, Electronic Manufacturing Services, Medical Device Link, U.S. Business Reporter, Thomas Register, Electronic Business News, Hoovers Online, Business Services and Manufacturing Capabilities, Medical Device Technology, Medical Device Diagnostics

Graphic:  Colorado MEDtech, Inc. logo

Slide 26

1.   Factors Driving Market Growth
-    OEMs focusing on core competencies
-    Outsourcing offers:
     - reduced costs
     - improved time-to-market
     - reduced capital outlays

Graphic: "C" portion of Colorado MEDtech, Inc. logo above the word "GROWTH"

Graphic:  Colorado MEDtech, Inc. logo

Slide 27

2.   Focused on Attractive Niche

$3.6B medical device outsource market

Graphic: Sphere filled with photograph of an integrated power and control subsystem for high-field MRI, divided in half; top half marked with the words "High tech, value-added segment"; bottom half marked with the words "Low value segment"


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Graphic:  "C" portion of Colorado MEDtech, Inc. logo

Graphic:  Colorado MEDtech, Inc. logo

Strongly positioned in advanced tech segment

Slide 28

3.   Customers Include Industry Leaders

Graphic: logos for the following:
Johnson & Johnson
Gene Logic
Boston Scientific
Baxter
Medtronic
Siemens
Du Pont
Tyco
Becton Dickinson
Lilly
GE Medical Systems
Xanthon
Abbott Laboratories
"C" portion of Colorado MEDtech, Inc. logo

Graphic:  Colorado MEDtech, Inc. logo

Slide 29

4.   Full Service Provider

Advanced Solutions
-    Services
-    Products
-    Components

-    OneSource OutSource(TM) Provider

Graphic: Montage image of clock face with multiple product images; center "C" portion of Colorado MEDtech, Inc. logo

Graphic:  Colorado MEDtech, Inc. logo

Slide 30


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4.   The OneSource OutSource(TM)

-    One-stop service
-    Faster time-to-market
-    Innovative technical solutions
-    Integrated development and manufacturing

Graphic: Montage image of clock face with multiple product images; center "C" portion of Colorado MEDtech, Inc. logo

Graphic:  Colorado MEDtech, Inc. logo

Slide 31

5.   Strong Financial Position

-    Cash and short-term investments             $8.8M
-    Working capital                             $22.5M
-    Long-term debt                              Almost zero

We have the resources to grow

Numbers as of 9/30/01

Graphic:  Colorado MEDtech, Inc. logo

Slide 32

Growth Strategies

Graphic: Photographs of products designed, developed, manufactured or proprietary of Colorado MEDtech, Inc.

Graphic:  Colorado MEDtech, Inc. logo

Slide 33

Our Goal: World Leader

-    Advanced medical outsourcing services
-    Medical imaging components and accessories

Graphic:  Montage of Colorado MEDtech product images with image of globe

Graphic:  Colorado MEDtech, Inc. logo


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Slide 34

Growth Strategies

1.   Become the 1st choice supplier (OneSource OutSource(TM))
2.   Provide world-class medical connectivity technology
3.   Expand imaging product portfolio
4.   Complementary acquisitions and alliances

Graphic: Photographs of products designed, developed, manufactured or proprietary of Colorado MEDtech, Inc.

Graphic:  Colorado MEDtech, Inc. logo

Slide 35

FY 2002 - Key Initiatives

-    Resolve the FDA warning letter
-    Resume profitable growth
-    Continue to strengthen Board of Directors

Graphic:  Photograph of Second Look(TM)by CADx Medical Systems

Graphic:  Colorado MEDtech, Inc. logo

Slide 36

Initiative: FDA Warning Letter

-    Announced warning letter resolution Oct. 15, 2001
-    Only 8 1/2 months after its receipt

Impact:

-    Growth in sales pipeline
-    Now shipping Class III products

Graphic:  Photograph of Colorado MEDtech manufacturing

Graphic:  Colorado MEDtech, Inc. logo

Slide 37

Initiative: Resume profitable growth

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-    Focus on increasing bookings and sales
-    Implementing strategic cost reductions
     -  Have generally frozen executive salaries
     -  Number of employees decreased in first quarter

Impact:

-    Reduced operating expenses by 9% in first quarter FY 2002
-    Reducing our quality consulting expenditures

Graphic:  Photograph of Xanthon Xpression Analysis System(TM)

Graphic:  Colorado MEDtech, Inc. logo


Slide 38

Initiative: Strengthen Board of Directors

- In FY 2001, Tony Dimun joined the Board of Directors (20 years medical device and financial leadership)
-    Will replace Mr. Atanasoff's board position
-    We are interviewing talented people who can have an immediate impact

Graphic:  Colorado MEDtech, Inc. logo

Slide 39

Summary

-    First Quarter:
     FDA warning letter resolved
     Improvements in sales opportunities
-    Second Quarter:
     Cost reduction program
-    Quarters Three and Four:
     Consolidation of Facilities
     Savings of $1M annually
-    Focused on return to profitability

We believe our actions will return CMED to profitability

Graphic:  Colorado MEDtech, Inc. logo

Slide 40


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The Future of Colorado MEDtech

Strong platform for growth:

-    People
-    Processes
-    Technology
-    Opportunity

Graphic:  Photograph of Second Look(TM)by CADx Medical Systems

Graphic:  Colorado MEDtech, Inc. logo


Slide 41

The Future of Colorado MEDtech

-    Impressive customer base
     - leveraging relationships
-    Expanding capabilities in high potential areas
     - device connectivity and imaging
-    Solid business model
-    Strong balance sheet

Significant increase in shareholder value

Graphic:  Photograph of Second Look(TM)by CADx Medical Systems

Graphic:  Colorado MEDtech, Inc. logo